UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                 FORM 8 - K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                               September 1, 2006

                        THE BANK OF NEW YORK COMPANY, INC.
                        ----------------------------------
              (exact name of registrant as specified in its charter)


  NEW YORK                 001-06152               13-2614959
  --------                 ---------               ---------
(State or other jurisdiction  (Commission    (I.R.S. employer of
incorporation)                file number)      identification number)


         One Wall Street, New York, NY                       10286
         -----------------------------                       -----
    (Address of principal executive offices)                (Zip code)

                                    212-495-1784
                                    ------------
                  (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(b) On September 1, 2006, Paul Myners resigned as a member of the
Board of Directors of The Bank of New York Company, Inc. to pursue other business interests.

                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 8, 2006

                              THE BANK OF NEW YORK COMPANY, INC.
                              (Registrant)



                              By: /s/ Bart Schwartz
                              -------------------------
                              Name:   Bart Schwartz
                              Title:  Secretary and
                                      Corporate Governance Officer